SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                     AMENDMENT NUMBER ONE TO

                            FORM 8-K

                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15 (D) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



                         Date of Report
      (Date of earliest event reported) September 19, 1996


                          NESTOR, INC.

            (Exact name of registrant as specified in charter)





Delaware                      0-12-965        13-3163744
(State of other jurisdiction  (Commission     IRS employer
of incorporation)             file number)    identification no.




One Richmond Square, Providence, Rhode Island  02906
     (Address of principal executive offices)


Registrant's telephone number, including area code: 401-331-9640



                              N/A

   (Former name or former address, if changed since last report)






Item 7.        EXHIBITS.

     1) The following exhibit is filed herewith:

Exhibit No.         Description

  10.31             Prism Non-Exclusive License Agreement dated

                    as of September 19, 1996 between Nestor, Inc.

                    and Applied Communications, Inc.*


 _______________________________
  * Portions of the exhibit omitted pursuant to a request for confidetial treatment.






                           SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  November 21, 1996          NESTOR, INC.

                                   (Registrant)


                                   By: /S/ Nigel P. Hebborn
                                       Chief Financial Officer